Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt

Long-Term Debt

	December 31, 2016 $	December 31, 2015 $
Revolving Credit Facilities	1,119,808	1,500,848
Senior Notes (8.5%) due January 15, 2020	592,657	592,657
Norwegian Kroner-denominated Bonds due through May 2021	628,257	621,957
U.S. Dollar-denominated Term Loans due through 2028	3,702,997	4,020,665
U.S. Dollar Bonds due through 2024	466,680	502,449
Euro-denominated Term Loans due through 2023	219,733	241,798
Total principal	6,730,132	7,480,374
Less unamortized discount and debt issuance costs	(90,586)	(96,288)
Total debt	6,639,546	7,384,086
Less current portion	(998,591)	(1,106,104)
Long-term portion	5,640,955	6,277,982

As of December 31, 2016, the Company had 13 revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $1.6 billion, of which $0.5 billion was undrawn. Interest payments are based on LIBOR plus margins; at December 31, 2016 and December 31, 2015, the margins ranged between 0.45% and 4.00% and between 0.45% and 3.95%, respectively. The aggregate amount available under the Revolvers is scheduled to decrease by $482.4 million (2017), $669.7 million (2018), $43.0 million (2019), $0 million (2020), and $369.1 million (thereafter). The Revolvers are collateralized by first-priority mortgages granted on 68 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts. Included in other related security are 38.2 million common units in Teekay Offshore, 25.2 million common units in Teekay LNG and 16.8 million Class A common shares in Teekay Tankers, which secure a $150 million credit facility.

The Company’s 8.5% senior unsecured notes are due January 15, 2020 with an original aggregate principal amount of $450 million (or the Original Notes). The Original Notes issued on January 27, 2010 were sold at a price equal to 99.181% of par. In November 2015, the Company issued an aggregate principal amount of $200 million of the Company’s 8.5% senior unsecured notes due on January 15, 2020 (or the Notes) at 99.01% of face value, plus accrued interest from July 15, 2015. The Notes are an additional issuance of the Company’s Original Notes (cumulatively referred to as the 8.5% Notes). The Notes were issued under the same indenture governing the Original Notes, and are fungible with the Original Notes. The discount on the 8.5% Notes is accreted through the maturity date of the notes using the effective interest rate of 8.67% per year.

The Company capitalized aggregate issuance costs of $13.3 million which are amortized to interest expense over the term of the 8.5% Notes. As of December 31, 2016, the unamortized balance of the capitalized issuance cost was $5.7 million which is recorded in long-term debt in the consolidated balance sheet. The 8.5% Notes rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date.

Teekay Offshore and Teekay LNG have a total of NOK 5.4 billion in senior unsecured bonds in the Norwegian bond market at December 31, 2016 that mature through October 2021. As at December 31, 2016, the total carrying amount of the senior unsecured bonds was $628.3 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 3.70% to 6.00%. The Company entered into cross currency rate swaps to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 8.84%, and the transfer of principal amount fixed at $844.0 million upon maturity in exchange for NOK 5.4 billion (see Note 14).

In June 2016 Teekay Offshore amended certain of the bond agreements to extend the maturity dates of the senior unsecured bonds. The maturity date for bonds in an aggregate principal amount of NOK 600 million was extended to November 2018, with two interim installments of NOK 180 million. One installment was paid in October 2016 and the other is due in October 2017. The maturity date for bonds in an aggregate principal amount of NOK 800 million was extended to December 2018, with one interim installment of NOK 160 million due in January 2018 and the remaining balance of NOK 640 million repayable in December 2018 at 103% of the principal amount. In October 2016, Teekay LNG issued NOK 900 million unsecured bonds that mature in October 2021 which amount is equivalent to approximately $110 million. In connection with the new bond issuance, Teekay LNG repurchased a portion of its NOK bonds maturing in May 2017, at a price equal to 101.50% of the principal amount of the repurchased bond of NOK 292 million ($36.5 million) for a total purchase price of NOK 296 million.

As of December 31, 2016, the Company had 23 U.S. Dollar-denominated term loans outstanding, which totaled $3.7 billion in aggregate principal amount (December 31, 2015 – $4.0 billion). Certain of the term loans with a total outstanding principal balance of $58.3 million as at December 31, 2016 (December 31, 2015 – $48.6 million) bear interest at a weighted-average fixed rate of 2.9% (December 31, 2015 – 4.0%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At December 31, 2016 and December 31, 2015, the margins ranged between 0.30% and 3.5%. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 20 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 46 (December 31, 2015 – 67) of the Company’s vessels, together with certain other security. In addition, at December 31, 2016, all but $56.2 million (December 31, 2015 – $64.6 million) of the outstanding term loans were guaranteed by Teekay or one of its subsidiaries.

During May 2014, Teekay Offshore issued $300 million in five-year senior unsecured bonds that mature in July 2019 in the U.S. bond market. As of December 31, 2016, the carrying amount of the bonds was $300 million. The bonds are listed on the New York Stock Exchange. The interest payments on the bonds are fixed at a rate of 6.0%.

In September 2013 and November 2013, Teekay Offshore issued $174.2 million in aggregate of ten-year senior bonds that mature in December 2023 and that were issued in a U.S. private placement to finance the Bossa Nova Spirit and the Sertanejo Spirit shuttle tankers. The bonds accrue interest at a fixed combined rate of 4.96%. The bonds are collateralized by first-priority mortgages on the two vessels to which the bonds relate, together with other related security. Teekay Offshore makes semi-annual repayments on the bonds and as of December 31, 2016, the carrying amount of the bonds was $143.3 million.

In February 2015, Teekay Offshore issued $30.0 million in senior bonds that mature in June 2024 in a U.S. private placement. As of December 31, 2016, the carrying amount of the bonds was $23.4 million. The interest payments on the bonds are fixed at a rate of 4.27%. The bonds are collateralized by a first-priority mortgage on the Dampier Spirit FSO unit to which the bonds relate, together with other related security and are guaranteed by two subsidiaries of Teekay Offshore.

Teekay LNG has two Euro-denominated term loans outstanding, which, as at December 31, 2016, totaled 208.9 million Euros ($219.7 million) (December 31, 2015 – 222.7 million Euros ($241.8 million)). Teekay LNG is repaying the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At December 31, 2016 and December 31, 2015, the margins ranged between 0.6% and 2.25%. The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023, are collateralized by first-priority mortgages on two of Teekay LNG’s vessels, together with certain other security, and are guaranteed by Teekay LNG and one of its subsidiaries.

Both Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans, capital leases and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company recognized a foreign exchange loss during 2016 of $6.5 million (2015 – $2.2 million loss, 2014 – $13.4 million gain).

The weighted-average effective interest rate on the Company’s aggregate long-term debt as at December 31, 2016 was 4.0% (December 31, 2015 – 3.4%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 14).

Teekay Corporation has guaranteed obligations pursuant to credit facilities of Teekay Tankers and Teekay Offshore. As at December 31, 2016, the aggregate outstanding balance on such credit facilities was $150.0 million and $364.0 million, respectively.

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2016, including the impact of the debt refinancing by Teekay Offshore in March 2017, are $1.0 billion (2017), $1.7 billion (2018), $1.0 billion (2019), $1.1 billion (2020), $0.9 billion (2021) and $1.0 billion (thereafter). The Company and its consolidated subsidiaries are actively pursuing financing and refinancing alternatives for amounts due in 2017 (see Note 15).

Among other matters, the Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and 11 loan agreements require the maintenance of vessel market value to loan ratios. As at December 31, 2016, these ratios ranged from 116.6% to 433.2% compared to their minimum required ratios of 105% to 125%. The vessel values used in these ratios are the appraised values prepared by the Company based on second hand sale and purchase market data. Changes in the LNG/LPG, conventional tanker, FPSO, shuttle tanker, towage and UMS markets could negatively affect the Company’s compliance with these ratios. Certain loan agreements require that a minimum level of free cash be maintained and as at December 31, 2016 and December 31, 2015, this amount was $50 million for the Company, excluding Teekay Offshore and Teekay LNG. Most of the loan agreements also require that the Company maintain an aggregate minimum level of free liquidity and undrawn revolving credit lines with at least six months to maturity of 5.0% of total debt for either Teekay Parent, Teekay Offshore or Teekay Tankers, which as at December 31, 2016, such amounts were $63.8 million, $159.1 million and $46.7 million, respectively. In addition, certain loan agreements require Teekay LNG to maintain a minimum level of tangible net worth and liquidity, and not exceed a maximum level of financial leverage. As at December 31, 2016, the Company was in compliance with all covenants under its credit facilities and other long-term debt. Certain loan agreements that have been entered into by subsidiaries of the Company require these subsidiaries to maintain an aggregate minimum level of free liquidity and undrawn revolving credit lines with at least six months to maturity and/or a minimum net debt to capitalization ratio. The effect of such agreements is that these subsidiaries are restricted in their ability to transfer a certain amount of their net assets to Teekay, either through loans or dividends/distributions. As at December 31, 2016, Teekay Parent's proportionate share of the restricted net assets of the Company's subsidiaries amounted to $209.0 million.